6. Exhibits and Reports on Form 8-K

(a)  Exhibits

Exhibit No.	Description

2.1	Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company (1)
2.2	Disclosure Statement Concerning the Debtors’ Joint Plan of Reorganization (1)
3.1	Restated Articles of Incorporation (2)
3.2	Restated By-Laws of AMERCO as of August 27, 1997 (3)
3.3	Restated Articles of Incorporation of U-Haul International, Inc. (4)
3.4	Bylaws of U-Haul International, Inc. (4)
31.1	Rule 13a-14(a)/15d-14(a) Certificate of Edward J. Shoen, President and Chairman of the Board of AMERCO and U-Haul International, Inc.
31.2	Rule 13a-14(a)/15d-14(a) Certificate of Gary B. Horton, Treasurer of AMERCO and Assistant Treasurer of U-Haul International, Inc.
32.1	Certificate of Edward J. Shoen, President and Chairman of the Board of U-Haul International, Inc. pursuant to Section 906 if the Sarbanes-Oxley Act of 2002
32.2	Certificate of Gary B. Horton, Treasurer of AMERCO and Assistant Treasurer of U-Haul, International, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
____________

(1) Incorporated by reference to AMERCO’s Current Report on Form 8-K filed October 20, 2003, file no. 1-11255.

(2) Incorporated by reference to AMERCO's Quarterly Report on Form 10-Q for the quarter ended December 31, 1992, file no. 1-11255.

(3) Incorporated by reference to AMERCO's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, file no. 1-11255.

(4) Incorporated by reference to AMERCO’s Annual Report on Form 10-K for the year ended March 31, 2003, file no. 1-11255.
____________

(b) Reports on Form 8-K.

On September 12, 2003, we filed a Form 8-K relating to our first fiscal quarter earnings conference call.

On October 20, 2003, we filed a Form 8-K announcing that we have filed our Plan of Reorganization and Disclosure Statement with the United States Bankruptcy Court, District of Nevada on October 6, 2003 and that a court hearing on the adequacy of the Disclosure Statement is scheduled for November 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERCO

Date: November 14, 2003           /s/ Edward J. Shoen
  Edward J. Shoen
  President and Chairman of the Board
  (Duly Authorized Officer)

Date: November 14, 2003         /s/ Gary B. Horton
Gary B. Horton
Treasurer
(Principal Financial Officer)

U-HAUL INTERNATIONAL, INC.

Date: November 14, 2003                                                     /s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the Board
(Duly Authorized Officer)

Date: November 14, 2003                                                     /s/ Gary B. Horton
Gary B. Horton
Assistant Treasurer
(Principal Financial Officer)

EXHIBIT 31.1
Section 302 Certification

I, Edward J. Shoen, certify that:

I have reviewed this quarterly report on Form 10-Q of AMERCO and U-Haul International, Inc.;

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 14, 2003

/s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the
Board of AMERCO and U-Haul
International, Inc.

EXHIBIT 31.2
Section 302 Certification

I, Gary B. Horton, certify that:

I have reviewed this quarterly report on Form 10-Q of AMERCO and U-Haul International, Inc.;

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 14, 2003

/s/ Gary B. Horton
Gary B. Horton
Treasurer of AMERCO and
Assistant Treasurer of
U-Haul International, Inc.

EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMERCO and U-Haul International, Inc. (together, the "Registrant") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Shoen, President and Chairman of the Board of AMERCO and U-Haul International, Inc. certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
AMERCO,
a Nevada corporation

/s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the
Board

Date: November 14, 2003

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

/s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the Board

Date: November 14, 2003

EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMERCO and U-Haul International, Inc. (together, the "Registrant") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary B. Horton, Treasurer of AMERCO and Assistant Treasurer of U-Haul International, Inc. certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
AMERCO,
a Nevada corporation

/s/ Gary B. Horton
Gary B. Horton
Treasurer

Date: November 14, 2003

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

/s/ Gary B. Horton
Gary B. Horton
Assistant Treasurer

Date: November 14, 2003